Return Stacked U.S. Stocks & Managed Futures ETF
Consolidated Schedule of Investments
as of April 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 75.2%	Shares	Value
iShares Core S&P 500 ETF(a)	178,656	$90,121,232
TOTAL EXCHANGE TRADED FUNDS (Cost $86,951,549)		90,121,232

SHORT-TERM INVESTMENTS - 6.6%
Money Market Funds - 6.6%
First American Government Obligations Fund - Class X, 5.23%(b)	7,924,632	7,924,632
TOTAL SHORT-TERM INVESTMENTS (Cost $7,924,632)		7,924,632

TOTAL INVESTMENTS - 81.8% (Cost $94,876,181)		$98,045,864
Other Assets in Excess of Liabilities - 18.2%		21,857,165
TOTAL NET ASSETS - 100.0%		$119,903,029

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the annualized 7-day effective yield as of April 30, 2024.

Return Stacked U.S. Stocks & Managed Futures ETF
Consolidated Schedule of Open Futures Contracts
as of April 30, 2024 (Unaudited)

The Return Stacked U.S. Stocks & Managed Futures ETF & CFC had the following futures contracts outstanding with PhillipCapital Inc.
Description	Contracts Purchased	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
Brent Crude Oil(a)	57	05/31/2024	$4,920,810	$(18,052)
Copper(a)	106	07/29/2024	12,095,925	112,583
Crude Oil(a)	40	05/21/2024	3,277,200	(80,840)
Euro STOXX 50 Quanto Index (EUR)	221	06/21/2024	11,571,881	(177,375)
FTSE 100 Index (GBP)	172	06/21/2024	17,570,865	344,576
German Stock Index (EUR)	34	06/21/2024	16,445,955	(497,745)
Gold(a)	97	06/26/2024	22,338,130	18,730
Nasdaq 100 Index	22	06/21/2024	7,731,350	(321,852)
Nikkei 225 Index	41	06/13/2024	7,828,950	(176,521)
NY Harbor ULSD(a)	4	05/31/2024	424,637	(1,448)
Reformulated Gasoline Blendstock(a)	10	05/31/2024	1,130,304	1,577
S&P 500 Index	173	06/21/2024	43,829,550	(1,508,882)
S&P/Toronto Stock Exchange 60 Index (CAD)	47	06/20/2024	8,932,343	(142,094)
Silver(a)	43	07/29/2024	5,730,610	(423,973)
U.S. Treasury 5 Year Note	485	06/28/2024	50,799,961	(115,406)
				$(2,986,722)
				–
Description	Contracts Sold	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
Australian Dollar/US Dollar Cross Currency Rate	(107)	06/17/2024	$6,946,440	$(51,207)
British Pound/US Dollar Cross Currency Rate	(49)	06/17/2024	3,830,269	(34,771)
Canadian Dollar/US Dollar Cross Currency Rate	(123)	06/18/2024	8,945,175	35,840
Euro/US Dollar Cross Currency Rate	(235)	06/17/2024	31,426,844	(44,295)
Euro-Bund	(127)	06/06/2024	17,664,275	97,835
Japanese Yen/US Dollar Cross Currency Rate	(788)	06/17/2024	62,926,725	2,635,579
Long Gilt (GBP)	(82)	06/26/2024	9,834,291	137,461
Low Sulphur Gas Oil(a)	(12)	06/12/2024	931,500	8,815
Natural Gas(a)	(172)	05/29/2024	3,424,520	40,203
U.S. Treasury 10 Year Notes	(616)	06/18/2024	66,181,500	877,566
U.S. Treasury 2 Year Notes	(1,006)	06/28/2024	203,872,188	698,153
U.S. Treasury Long Bonds	(78)	06/18/2024	8,877,375	34,433
				$4,435,612
Total Unrealized Appreciation (Depreciation)				$1,448,890

(a)    All or a portion of the investment is a holding of Return Stacked Cayman Subsidiary.
CAD - Canadian Dollar
EUR - Euro
GBP - Great British Pound

Summary of Fair Value Exposure at April 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2024:

Return Stacked U.S. Stocks & Managed Futures ETF

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$90,121,232	$–	$–	$90,121,232
Money Market Funds	7,924,632	–	–	7,924,632
Total Assets	$98,045,864	$–	$–	$98,045,864

Other Financial Instruments(a):
Assets
Futures Contracts	$5,043,351	$–	$–	$5,043,351
Total Assets	$5,043,351	$–	$–	$5,043,351

Liabilities
Futures Contracts	$(3,594,461)	$–	$–	$(3,594,461)
Total Liabilities	$(3,594,461)	$–	$–	$(3,594,461)

(a) The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of April 30, 2024.